Exhibit 99.1

PURCHASE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000

These Purchase Agreement Master Securitization Terms Number 1000 (“Master Terms”) dated as of January 19, 2012 among SLM Education Credit Finance Corporation (“SLM ECFC”), SLM Funding LLC (“Funding”) and The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the “Interim Eligible Lender Trustee”) for the benefit of Funding under the Interim Trust Agreement dated as of January 19, 2012 between Funding and the Interim Eligible Lender Trustee, shall be effective upon execution by the parties hereto. References to Funding herein mean the Interim Eligible Lender Trustee for all purposes involving the holding or transferring of legal title to the Eligible Loans.

WHEREAS, SLM ECFC is the owner of certain Student Loans guaranteed under the Higher Education Act;

WHEREAS, SLM ECFC may desire to sell its interest in such Loans from time to time and Funding may desire to purchase such Loans from SLM ECFC;

WHEREAS, Funding desires to purchase from SLM ECFC the portfolio of Initial Loans;

WHEREAS, from time to time following the Closing Date until the end of the Supplemental Purchase Period, SLM ECFC may desire to sell Additional Loans and Funding may purchase such Additional Loans in accordance with these Master Terms and the related Additional Purchase Agreements;

WHEREAS, from time to time, SLM ECFC may substitute loans in accordance with these Master Terms; and

WHEREAS, the Interim Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, Purchased Loans on behalf of Funding.

NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.	TERMS

These Master Terms establish the terms under which SLM ECFC may sell and Funding (and with respect to legal title, the Interim Eligible Lender Trustee on behalf of Funding) may purchase the Loans (and all obligations of the Borrowers thereunder) specified in the Initial Purchase Agreement with respect to the Initial Loans or each Additional Purchase Agreement with respect to any Additional Loans or Substituted Loans, as the parties may execute from time to time pursuant to these Master Terms. The Initial Purchase Agreement and each Additional Purchase Agreement, as applicable, shall be substantially in the form of Attachment A and Attachment C hereto, respectively, in each case incorporating by reference the terms of these Master Terms, and shall be a separate agreement among SLM ECFC, Funding, and the Interim Eligible Lender Trustee on behalf of Funding with respect to the Loans covered by the terms of the Initial Purchase Agreement or the related Additional Purchase Agreement, as applicable. If the terms of the Initial Purchase Agreement or an Additional Purchase Agreement conflict with the terms of these Master Terms, the terms of the Initial Purchase Agreement or the related Additional Purchase Agreement, as applicable, shall supersede and govern.

SLM ECFC Purchase Agreement

SECTION 2.	DEFINITIONS

Capitalized terms used but not otherwise defined herein, including in the related Purchase Agreement and Bill of Sale, shall have the definitions set forth in Appendix A to the Indenture dated as of January 19, 2012, among the Eligible Lender Trustee on behalf of the Trust, the Trust and the Indenture Trustee, as such appendix may be amended or supplemented from time to time with the consent of the parties hereto.

For purposes hereof:

(A) “Account” means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

(B) “Additional Bill of Sale” means each document, in the form of Attachment D hereto, executed by an authorized officer of SLM ECFC, Funding and the Interim Eligible Lender Trustee on behalf of Funding which shall: (i) set forth the list and certain terms of (a) Additional Loans offered by SLM ECFC and accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding, including the Additional Loans Purchase Price for the Additional Loans being sold thereunder or (b) Substituted Loans substituted by SLM ECFC, (ii) sell, assign and convey to Funding and the Interim Eligible Lender Trustee, for the benefit of Funding, and their assignees, all right, title and interest of SLM ECFC in the Additional Loans or Substituted Loans, as applicable, listed on the related Additional Bill of Sale and (iii) certify that the representations and warranties made by SLM ECFC pursuant to Sections 5(A) and (B) of these Master Terms are true and correct.

(C) “Additional Loan” means the Eligible Loans evidenced by a Note or Notes sold from time to time during the Supplemental Purchase Period pursuant to an Additional Purchase Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(D) “Additional Loans Purchase Price” means the dollar amount representing the aggregate purchase price of the related Additional Loans as specified in the applicable Additional Purchase Agreement (which, with respect to any Additional Loan purchased with funds on deposit in the Supplemental Purchase Account, will be equal to 100% of the aggregate principal balance of such Additional Loan, plus accrued interest to be capitalized).

(E) “Additional Purchase Agreement” means each Additional Purchase Agreement (including the related Additional Bill of Sale, the related Blanket Endorsement and any attachments thereto), substantially in the form of Attachment C hereto (of which these Master Terms form a part by reference, provided that in the event of a substitution, the form will be modified accordingly), to be executed by SLM ECFC,

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Funding and the Interim Eligible Lender Trustee for the benefit of Funding, which certifies that the representations and warranties made by SLM ECFC as set forth in Sections 5(A) and (B) of these Master Terms are true and correct as of the related Purchase Date.

(F) “Bill of Sale” means the Initial Bill of Sale or an Additional Bill of Sale, as applicable.

(G) “Borrower” means the obligor on a Loan.

(H) “Consolidation Loan” means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

(I) “Cutoff Date” means the Initial Cutoff Date, the Statistical Cutoff Date or any Subsequent Cutoff Date, as applicable.

(J) “Eligible Loan” means a Loan offered for sale or substituted by SLM ECFC under a Purchase Agreement which as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, is current or not more past due than permitted under such Purchase Agreement in payment of principal or interest and which meets the following criteria as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the effective date of the related Bill of Sale, in the case of any Additional Loan or Substituted Loan:

(i) is a Stafford Loan or a PLUS Loan, and is not a Consolidation Loan;

(ii) is owned by SLM ECFC and is fully disbursed;

(iii) is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan;

(iv) bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

(v) is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

(vi) if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

(vii) is current or no payment of principal or interest shall be more than 210 days past due as of the Statistical Cutoff Date, in the case of the Initial Loans, or in relation to any Additional Loan or Substituted Loan, the related Subsequent Cutoff Date;

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(viii) the last disbursement was before the Statistical Cutoff Date, in the case of the Initial Loans, or before the Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan;

(ix) is supported by the following documentation:

1.	loan application, and any supplement thereto,

2.	original promissory note and any addendum thereto (or a certified copy thereof if more than one loan is represented by a single promissory note and all loans so represented are not being sold) or the electronic records evidencing the same,

3.	evidence of guarantee,

4.	any other document and/or record which Funding may be required to retain pursuant to the Higher Education Act,

5.	if applicable, payment history (or similar document) including (i) an indication of the Principal Balance and the date through which interest has been paid, each as of the Statistical Cutoff Date, in the case of the Initial Loans, or the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, and (ii) an accounting of the allocation of all payments by the Borrower or on the Borrower’s behalf to principal and interest on the Loan,

6.	if applicable, documentation which supports periods of current or past deferment or past forbearance,

7.	if applicable, a collection history, if the Loan was ever in a delinquent status, including detailed summaries of contacts and including the addresses or telephone numbers used in contacting or attempting to contact Borrower and any endorser and, if required by the Guarantor, copies of all letters and other correspondence relating to due diligence processing,

8.	if applicable, evidence of all requests for skip-tracing assistance and current address of Borrower, if located,

9.	if applicable, evidence of requests for pre-claims assistance, and evidence that the Borrower’s school(s) have been notified, and

10.	if applicable, a record of any event resulting in a change to or confirmation of any data in the related Trust Student Loan File.

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(K) “Initial Bill of Sale” means the document, in the form of Attachment B hereto, executed by an authorized officer of SLM ECFC which shall (i) set forth the applicable Initial Loans offered by SLM ECFC and accepted for purchase by the Interim Eligible Lender Trustee for the benefit of Funding, (ii) sell, assign and convey to Funding and the Interim Eligible Lender Trustee, for the benefit of Funding, and their assignees, all rights, title and interest of SLM ECFC in the Initial Loans listed on that Bill of Sale and (iii) certify that the representations and warranties made by SLM ECFC as set forth in Sections 5 (A) and (B) of these Master Terms are true and correct.

(L) “Initial Cutoff Date” means January 19, 2012.

(M) “Initial Loans” means the Eligible Loans evidenced by the Notes sold on the Closing Date pursuant to the Initial Purchase Agreement and related documentation, together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(N) “Initial Payment” means the consideration specified as the “Initial Payment” in the applicable Purchase Agreement. The Initial Payment will include a specified dollar amount of cash and the Excess Distribution Certificate.

(O) “Initial Purchase Agreement” means the Purchase Agreement (including the related Blanket Endorsement, Initial Bill of Sale and any attachments thereto) substantially in the form of Attachment A hereto (of which these Master Terms form a part by reference), to be executed by SLM ECFC, Funding and the Interim Eligible Lender Trustee on behalf of Funding, which shall certify that the representations and warranties made by SLM ECFC as set forth in Sections 5 (A) and (B) of these Master Terms are true and correct as of the Closing Date.

(P) “Loan” means an Initial Loan, Additional Loan or Substituted Loan, as applicable, offered for sale and purchased, or substituted, pursuant to the related Purchase Agreement and related documentation together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.

(Q) “Loan Transmittal Summary Forms” means the forms related to each Bill of Sale provided to SLM ECFC by Funding and completed by SLM ECFC that list, by Borrower, (i) the Loans subject to the related Bill of Sale and (ii) the outstanding Principal Balance and accrued interest thereof as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan.

(R) “Note” means the promissory note or notes of the Borrower and any amendment thereto evidencing the Borrower’s obligation with regard to a student loan guaranteed under the Higher Education Act or the electronic records evidencing the same.

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(S) “PLUS Loan” means a Loan that was made pursuant to the PLUS Program established under Section 428B of the Higher Education Act (or predecessor provisions).

(T) “Principal Balance” means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

(U) “Purchase Agreement” means the Initial Purchase Agreement or an Additional Purchase Agreement, as applicable, substantially in the form of Attachment A or C hereto, of which the Master Terms form a part by reference.

(V) “Purchase Date” means with respect to the Initial Loans, the Closing Date, and with respect to any Additional Loans or Substituted Loans, the date of the related Additional Bill of Sale.

(W) “Purchase Price” means the Initial Payment or the Additional Loans Purchase Price, as applicable.

(X) “Purchased Loans” means, with respect to each Purchase Agreement, the Loans offered for sale and purchased or substituted pursuant to such Purchase Agreement.

(Y) “Sale Agreement” means the Sale Agreement Master Securitization Terms Number 1000, dated as of January 19, 2012 among SLM Funding LLC, as Seller, SLM Student Loan Trust 2012-1, as Purchaser, and The Bank of New York Mellon Trust Company, National Association, as Interim Eligible Lender Trustee and as Eligible Lender Trustee.

(Z) “Secretary” means the United States Secretary of Education or any successor.

(AA) “Stafford Loan” means a Subsidized Stafford Loan or an Unsubsidized Stafford Loan.

(BB) “Statistical Cutoff Date” means October 31, 2011.

(CC) “Subsequent Cutoff Date” means the date specified in the related Additional Purchase Agreement agreed to by SLM ECFC and Funding for the purposes of determining the Principal Balance and accrued interest to be capitalized, as applicable, for purposes of completing each related Loan Transmittal Summary Form.

(DD) “Subsidized Stafford Loan” means a Loan for which the interest rate is governed by Section 427A(a) or 427A(d) of the Higher Education Act.

(EE) “Substituted Loans” means the Eligible Loans evidenced by a Note or Notes substituted by SLM ECFC pursuant to the terms of Section 6(B) hereof from time to time as evidenced by an Additional Purchase Agreement and related documentation, together with any guarantees and other rights relating thereto including, without

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limitation, Interest Subsidy Payments and Special Allowance Payments. For all purposes hereunder, except with respect to Purchase Price or as otherwise set forth herein, Substituted Loans shall be treated as Additional Loans.

(FF) “Trust” means SLM Student Loan Trust 2012-1.

(GG) “Trust Student Loan” means any student loan that is listed on the Schedule of Trust Student Loans on the Closing Date, plus any Additional Loan, plus any Substituted Loan that is permissibly substituted for a Trust Student Loan by the Depositor pursuant to Section 6(B) of the Sale Agreement or pursuant to Section 6(B) of an Additional Sale Agreement, or by the Servicer pursuant to Section 3.5 of the Servicing Agreement, but shall not include any Purchased Loan following receipt by or on behalf of the Trust of the Purchase Amount with respect thereto or any Liquidated Student Loan following receipt by or on behalf of the Trust of Liquidation Proceeds with respect thereto or following such Liquidated Student Loan having otherwise been written off by the Servicer.

(HH) “Unsubsidized Stafford Loan” means a Loan made pursuant to Section 428H of the Higher Education Act.

SECTION 3.	SALE/PURCHASE

SECTION 3.1 SALE/PURCHASE OF INITIAL LOANS

(A)	Consummation of Sale and Purchase

The sale and purchase of Eligible Loans pursuant to the Initial Purchase Agreement with respect to the Initial Loans shall be consummated upon: (i) Funding’s receipt from SLM ECFC of the Initial Bill of Sale; (ii) the payment by Funding to SLM ECFC of the Initial Payment. Upon consummation, such sale and purchase shall be effective as of the date of the Initial Bill of Sale. SLM ECFC and Funding shall use their best efforts to perform promptly their respective obligations pursuant to the Initial Purchase Agreement with respect to each Initial Loan.

(B)	Settlement of the Initial Payment

On the date of the Initial Bill of Sale, Funding shall pay to SLM ECFC the Initial Payment. The portion of the Initial Payment consisting of cash shall be paid by wire transfer of immediately available funds to the account specified by SLM ECFC. The portion of the Initial Payment consisting of the Excess Distribution Certificate shall be paid by delivery of the Excess Distribution Certificate to SLM ECFC.

(C)	Interest Subsidy and Special Allowance Payments and Rebate Fees

SLM ECFC shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Initial Loan accruing up to but not including the Initial Cutoff Date and shall be responsible for the payment of any rebate fees applicable to the Initial Loans accruing up to but not including the Initial Cutoff Date. The Interim

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Eligible Lender Trustee on behalf of Funding shall be entitled to all Special Allowance Payments and Interest Subsidy Payments on the Initial Loans accruing from the Initial Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to the Initial Loans accruing from the Initial Cutoff Date.

SECTION 3.2     SALE/PURCHASE OF ADDITIONAL LOANS AND SUBSTITUTION OF SUBSTITUTED LOANS

(A)	Requirements Relating to Additional Loans

From time to time during the Supplemental Purchase Period, SLM ECFC may, but shall not be obligated to, sell Eligible Loans to Funding, and Funding may (but only to the extent that the Eligible Loans are contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust in accordance with the Sale Agreement and the related Additional Sale Agreement) purchase such Additional Loans from SLM ECFC at the related Additional Loans Purchase Price set forth in the related Additional Purchase Agreement. In addition, at any time, SLM ECFC may transfer Substituted Loans to Funding in satisfaction of any Loan repurchase obligations hereunder. The sale and purchase (or substitution) of Additional Loans (or Substituted Loans) pursuant to an Additional Purchase Agreement shall be consummated as set forth in this Section 3.2.

(B)	Consummation of Sale and Purchase

During the Supplemental Purchase Period with respect to the Additional Loans (and thereafter with respect to Substituted Loans), the sale and purchase of Eligible Loans as Additional Loans pursuant to an Additional Purchase Agreement shall be consummated upon (i) Funding’s receipt from SLM ECFC of a fully executed copy of the related Additional Purchase Agreement; and (ii) the payment by Funding to SLM ECFC of the related Purchase Price. Upon consummation, such sale and purchase shall be effective as of the date of the related Additional Bill of Sale. SLM ECFC and Funding shall use their best efforts to perform promptly their respective obligations pursuant to the related Additional Purchase Agreement with respect to each Additional Loan.

(C)	Settlement of the Purchase Price

On the date of the related Additional Bill of Sale for an Additional Loan, Funding shall pay SLM ECFC the related Purchase Price by wire transfer of immediately available funds to the account specified by SLM ECFC (except that with respect to Substituted Loans, the consideration for such Loans shall be the transfer from Funding to SLM ECFC of ownership of the Loans being substituted).

(D)	Interest Subsidy and Special Allowance Payments and Rebate Fees

SLM ECFC shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on each Additional Loan or Substituted Loan accruing up to but not including the related Subsequent Cutoff Date, and shall be responsible for the payment of any rebate fees applicable to such Purchased Loans subject to the related Bill of Sale accruing up to but not including the related Subsequent Cutoff Date. The Interim

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Eligible Lender Trustee on behalf of Funding shall be entitled to all Special Allowance Payments and Interest Subsidy Payments accruing from the related Subsequent Cutoff Date with respect to the Additional Loans or Substituted Loans, and shall be responsible for the payment of any rebate fees applicable to the Additional Loans accruing from the date of the related Subsequent Cutoff Date.

SECTION 3.3     GENERAL

(A)	Special Programs

In consideration of the sale or substitution of the Eligible Loans under these Master Terms and each Purchase Agreement, Funding agrees to cause the Servicer to offer each Borrower of a Trust Student Loan sold or substituted hereunder and to keep in effect all special programs, whether or not in existence as of the date of any related Purchase Agreement, generally offered to the obligors of comparable loans owned by SLM Corporation or any of its Affiliates. Funding is purchasing Loans from SLM ECFC, or permitting the substitution of Loans, subject to any special programs. If required, SLM ECFC shall remit to Funding any amounts necessary to offset any effective yield reductions on related Trust Student Loans as set forth in Section 3.12 of the Servicing Agreement.

(B)	Intent of the Parties

With respect to each sale or substitution of Eligible Loans pursuant to these Master Terms and the related Purchase Agreements, it is the intention of SLM ECFC, the Interim Eligible Lender Trustee and Funding, and SLM ECFC hereby warrants that, except for U.S. federal, state and local income and franchise tax purposes, the transfer and assignment constitute a valid sale of such Loans from SLM ECFC to Funding and the Interim Eligible Lender Trustee for the benefit of and on behalf of Funding or a valid substitution of such Loans, for the benefit of and on behalf of Funding, and that the beneficial interest in and title to such Loans not be part of SLM ECFC’s estate in the event of the bankruptcy of SLM ECFC or the appointment of a receiver with respect to SLM ECFC.

SECTION 4.	CONDITIONS PRECEDENT TO PURCHASE OR SUBSTITUTION

Any purchase or substitution of Loans pursuant to these Master Terms is subject to the following conditions precedent being satisfied (and SLM ECFC, by accepting payment, shall be deemed to have certified that all such conditions are satisfied on the date of such purchase):

(A) Activities Prior to the Related Purchase Date

SLM ECFC shall provide any assistance requested by Funding in determining that all required documentation on the related Loans is present and correct.

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(B) Continued Servicing

Following the execution of each Purchase Agreement, SLM ECFC shall service, or cause to be serviced, all Loans subject to such Purchase Agreement as required under the Higher Education Act until the date of the related Bill of Sale.

(C) Bill of Sale/Loan Transmittal Summary Form

SLM ECFC shall deliver to Funding:

(i) a Bill of Sale that (a) has been duly authorized, executed and delivered, by an authorized officer of SLM ECFC, covering the applicable Loans offered by SLM ECFC, (b) has been accepted by Funding as set forth thereon, selling, assigning and conveying to Funding and the Interim Eligible Lender Trustee on behalf of Funding and their assignees all right, title and interest of SLM ECFC, including the insurance interest of SLM ECFC, in each of the related Loans, and (c) states that the representations and warranties made by SLM ECFC in Sections 5(A) and (B) of these Master Terms are true and correct on and as of the date of the Bill of Sale; and

(ii) the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

(D) Endorsement

SLM ECFC shall provide a blanket endorsement transferring the entire interest of SLM ECFC in the related Eligible Loans to Funding and the Interim Eligible Lender Trustee on behalf of Funding with the form of endorsement provided for in the Initial Purchase Agreement with respect to the Initial Loans or the Additional Purchase Agreement with respect to the Additional Loans or Substituted Loans.

At the direction of and in such form as Funding may designate, SLM ECFC also agrees to individually endorse any Eligible Loan as Funding may request from time to time.

(E) Officer’s Certificate

SLM ECFC shall furnish to Funding, with each Bill of Sale provided in connection with each purchase or substitution of Loans pursuant to these Master Terms, an Officer’s Certificate, dated as of the date of such Bill of Sale.

(F) Loan Transfer Statement

Upon Funding’s request, SLM ECFC shall deliver to Funding one (1) or more Loan Transfer Statements (Department of Education Form OE 1074 or its equivalent) provided by Funding, executed by SLM ECFC and dated the date of the related Bill of Sale. SLM ECFC agrees that Funding and the Interim Eligible Lender Trustee may use the related Bill of Sale, including the Loan Transmittal Summary Form attached to that Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by SLM ECFC to the Interim Eligible Lender Trustee on behalf of Funding of the Loans listed on the related Bill of Sale.

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(G) Power of Attorney

SLM ECFC hereby grants to Funding and the Interim Eligible Lender Trustee, on behalf of and for the benefit of Funding, an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of SLM ECFC any Eligible Loan to evidence the transfer of such Eligible Loan to Funding and the Interim Eligible Lender Trustee for the benefit of Funding and to cause to be transferred physical possession of any Note from SLM ECFC or the Servicer to Funding or the Interim Eligible Lender Trustee or any custodian on their behalf.

(H) Contemporaneous Sale

Subject to the conditions set forth in Section 3.2(A) hereof, with respect to the purchase of Additional Loans, such Additional Loans shall be contemporaneously sold to the Eligible Lender Trustee on behalf of the Trust in accordance with Section 4(H) of the Sale Agreement.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF SLM ECFC AND THE INTERIM ELIGIBLE LENDER TRUSTEE

(A) General

SLM ECFC represents and warrants to Funding that with respect to the Initial Loans, as of the Closing Date, and with respect to any Additional Loans sold by it or Substituted Loans substituted by it, as of the related Purchase Date:

(i) SLM ECFC is an eligible lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

(ii) SLM ECFC is duly organized and existing under the laws of its governing jurisdiction;

(iii) SLM ECFC has all requisite power and authority to enter into and to perform the terms of these Master Terms, the Initial Purchase Agreement and any Additional Purchase Agreement, the Initial Bill of Sale and any Additional Bill of Sale;

(iv) SLM ECFC will not, with respect to any Loan purchased or substituted under Purchase Agreements executed pursuant to these Master Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of Funding; and

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(v) SLM ECFC does not have the right to cause the Servicer to modify, discontinue or terminate any borrower benefit incentive program at any time for any reason.

(B) Particular

SLM ECFC represents and warrants to Funding as to the Purchased Loans purchased by Funding under the Initial Purchase Agreement with respect to the Initial Loans, or each Additional Purchase Agreement with respect to any Additional Loans or Substituted Loans, in each case executed pursuant to these Master Terms that, as of the related Purchase Date or as of the date otherwise noted:

(i) SLM ECFC has good and marketable title to, and is the sole owner of, the Purchased Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses or counterclaims have been asserted or threatened with respect to those Loans;

(ii) These Master Terms create a valid and continuing security interest (as defined in the applicable UCC) in the Purchased Loans in favor of Funding and the Interim Eligible Lender Trustee on behalf of Funding, which security interest is prior to all other security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances, and is enforceable as such as against creditors of and purchasers from SLM ECFC;

(iii) The Purchased Loans constitute either “Payment Intangibles” or “Accounts” within the meaning of the applicable UCC and are within the coverage of Sections 432(m)(1)(E) and 439(d)(3) of the Higher Education Act;

(iv) As of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, the Purchased Loans are Eligible Loans and the description of such Loans set forth in the related Purchase Agreement and the related Loan Transmittal Summary Form is true and correct;

(v) SLM ECFC is authorized to sell, assign, transfer, substitute and repurchase the Purchased Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Purchased Loan repurchase or substitution by SLM ECFC, will be made pursuant to and consistent with the laws and regulations under which SLM ECFC operates, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which SLM ECFC is a party or by which SLM ECFC or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

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(vi) The Purchased Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

(vii) No consents and approvals are required by the terms of the Purchased Loans for the consummation of the sale of the Purchased Loans hereunder to the Interim Eligible Lender Trustee;

(viii) As of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, each Purchased Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, such guaranty is in full force and effect and is freely transferable to the Interim Eligible Lender Trustee on behalf of Funding as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the related Bill of Sale;

(ix) Any payments on the Purchased Loans received by SLM ECFC that have been allocated to the reduction of principal and interest on such Purchased Loans have been allocated on a simple interest basis; the information with respect to the applicable Purchased Loans as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, as stated on the related Loan Transmittal Summary Form is true and correct;

(x) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting on the Purchased Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

(xi) All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Secretary;

(xii) Each Loan has been duly made and serviced in accordance with the provisions of all applicable federal and state laws;

(xiii) No Loan is more than two hundred ten (210) days past due as of the Statistical Cutoff Date, with respect to the Initial Loans, or as of the related Subsequent Cutoff Date, with respect to any Additional Loans or Substituted Loans, and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither SLM ECFC nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

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(xiv) It is the intention of SLM ECFC, and SLM ECFC hereby warrants that, the transfer and assignment herein contemplated constitute a valid sale of the Loans from SLM ECFC to Funding and the Interim Eligible Lender Trustee, for the benefit of and on behalf of Funding, and that the beneficial interest in and title to such Loans not be part of SLM ECFC’s estate in the event of the bankruptcy of SLM ECFC or the appointment of a receiver with respect to SLM ECFC;

(xv) With respect to the first sale of Loans from SLM ECFC to the Interim Eligible Lender Trustee for the benefit of Funding it has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to Funding and the Interim Eligible Lender Trustee hereunder;

(xvi) Except for Purchased Loans executed electronically, there is only one original executed copy of the Note evidencing each Purchased Loan. For Purchased Loans that were executed electronically, either (i) the Servicer has possession of the electronic records evidencing the Note or (ii) the Seller has agreements with the previous holders or servicers of such Note under which the relevant holder or servicer agrees to hold and maintain the electronic records evidencing the notes, in each case as may be necessary to enforce the Note or as may be required by applicable e-sign laws. The Interim Eligible Lender Trustee has in its possession a copy of the endorsement and Loan Transmittal Summary Form identifying the Notes that constitute or evidence the Purchased Loans. The Notes that constitute or evidence the Purchased Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Interim Eligible Lender Trustee. All financing statements filed or to be filed against SLM ECFC in favor of the Interim Eligible Lender Trustee on behalf of Funding in connection herewith describing the Loans contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Interim Eligible Lender Trustee;”

(xvii) Other than the security interest granted to Funding and the Interim Eligible Lender Trustee on behalf of Funding pursuant to this Agreement, SLM ECFC has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Purchased Loans. SLM ECFC has not authorized the filing of and is not aware of any financing statements against SLM ECFC that include a description of collateral covering the Purchased Loans other than any financing statement relating to the security interest granted to Funding and the Interim Eligible Lender Trustee on behalf of Funding hereunder or any other security interest that has been terminated. SLM ECFC is not aware of any judgment or tax lien filings against SLM ECFC;

(xviii) No Borrower of a Purchased Loan as of the Statistical Cutoff Date, in the case of the Initial Loans, or as of the related Subsequent Cutoff Date, in the case of any Additional Loan or Substituted Loan, is noted in the related Trust Student Loan File as being currently involved in a bankruptcy proceeding;

SLM ECFC Purchase Agreement	14

(xix) With respect to all Additional Loans (other than with respect to Substituted Loans), the Supplemental Purchase Period is in full force and effect; and

(xx) No Loan with a Borrower who resides in New York City has a Borrower who has not made all payments then due and payable.

(C) The Interim Eligible Lender Trustee represents and warrants that as of the date of each Purchase Agreement and each Bill of Sale:

(i) The Interim Eligible Lender Trustee is duly organized and validly existing in good standing under the laws of its governing jurisdiction and has an office located within the State of Florida. It has all requisite corporate power and authority to execute, deliver and perform its obligations under these Master Terms, each Purchase Agreement and each Bill of Sale;

(ii) The Interim Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Terms and each Purchase Agreement, and these Master Terms and each Purchase Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver these Master Terms and each Purchase Agreement on its behalf;

(iii) Neither the execution nor the delivery by it of these Master Terms and each Purchase Agreement, nor the consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Interim Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

(iv) The Interim Eligible Lender Trustee is an “eligible lender” as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by these Master Terms, each Purchase Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6.	REPURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

(A) Each party to these Master Terms shall give notice to the other parties promptly, in writing, upon the discovery of any breach of SLM ECFC’s

SLM ECFC Purchase Agreement	15

representations and warranties made pursuant to Sections 5(A) and (B) hereof which has a materially adverse effect on the interest of Funding in any Trust Student Loan. In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor’s guarantee of such Trust Student Loan, SLM ECFC shall repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan. In the event of such a material breach which is curable by reinstatement of the Guarantor’s guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, SLM ECFC shall purchase such Trust Student Loan from Funding (or, at the direction of Funding, from the Trust) not later than the sixtieth day following the end of such 360-day period. SLM ECFC shall also remit as provided in Section 2.6 of the Administration Agreement on the date of repurchase of any Trust Student Loan pursuant to this Section 6(A) an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6(A), SLM ECFC shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.

In addition, if any breach of Sections 5(A) and (B) hereof by SLM ECFC does not trigger such repurchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of Funding to repay such interest to a Guarantor), or the loss (including any obligation of Funding to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then SLM ECFC shall reimburse Funding by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where SLM ECFC reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments. At the time such payment is made, SLM ECFC shall not be required to reimburse Funding for interest that is then capitalized, however, such amounts shall be reimbursed if the Borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

Anything in this Section 6(A) to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor because of a breach by SLM ECFC or the Servicer or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act, in each case

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as a result of a breach by SLM ECFC or the Servicer, exceeds 1% of the Pool Balance, SLM ECFC (or the Servicer as provided in the Servicing Agreement) shall purchase, within 30 days of a written request of the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance. The Trust Student Loans to be purchased by SLM ECFC and the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6(A)) with Trust Student Loans with the earliest such date to be repurchased first.

(B) In lieu of repurchasing Trust Student Loans pursuant to Section 6(A), SLM ECFC may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

1.	status (i.e., in-school, grace, deferment, forbearance or repayment),

2.	program type (i.e., Unsubsidized Stafford Loan, Subsidized Stafford Loan (pre-1993 vs. post-1993) or PLUS Loan),

3.	guarantee percentage,

4.	school type,

5.	total return,

6.	principal balance, and

7.	remaining term to maturity.

In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this Section 6(B), SLM ECFC shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders. In connection with each substitution a Purchase Agreement and related Bill of Sale regarding such Substituted Loans will be executed and delivered by the applicable parties.

In the event that SLM ECFC elects to substitute Eligible Loans pursuant to this Section 6(B), SLM ECFC will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. SLM ECFC shall also remit to Funding (or, at the direction of Funding, to the Trust) an amount equal to all non-guaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans that are being removed, in the manner provided in Section 2.6 of the Administration Agreement.

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(C) The sole remedy of Funding, the Eligible Lender Trustee and the Noteholders with respect to a breach by SLM ECFC pursuant to Sections 5(A) and (B) hereof shall be to require SLM ECFC to purchase such Trust Student Loans, to reimburse Funding as provided in Section 6(A) above or to substitute Eligible Loans pursuant to Section 6(B) above. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any forfeiture of Interest Subsidy Payments or Special Allowance Payments pursuant to this Section 6.

SECTION 7.	OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

(A) Any payment received by SLM ECFC with respect to amounts accrued after the date of the related Bill of Sale for any Purchased Loan sold to Funding, which payment is not reflected in the related Loan Transmittal Summary Form, shall be received by SLM ECFC in trust for the account of Funding and SLM ECFC hereby disclaims any title to or interest in any such amounts. Within two (2) Business Days following the date of receipt, SLM ECFC shall remit to Funding an amount equal to any such payments along with a listing on a form provided by Funding identifying the Purchased Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

(B) Any written communication received at any time by SLM ECFC with respect to any Loan subject to these Master Terms or the related Purchase Agreement shall be transmitted by SLM ECFC to the Servicer within two (2) Business Days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8.	CONTINUING OBLIGATION OF THE SELLER

SLM ECFC shall provide all reasonable assistance necessary for Funding to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period SLM ECFC owned the related Purchased Loan, or (b) a payment made or alleged to have been made to SLM ECFC. Further, SLM ECFC agrees to reasonably cooperate in the preparation and filing of any financing statements at the request of Funding in order to reflect Funding’s interest in the Loans.

SECTION 9.	LIABILITY OF THE SELLER; INDEMNITIES

SLM ECFC shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by SLM ECFC under these Master Terms and each related Purchase Agreement.

(i) SLM ECFC shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity and their officers,

SLM ECFC Purchase Agreement	18

directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Interim Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes (but, in the case of Funding, not including any taxes asserted with respect to, and as of the date of, the sale of the Purchased Loans to the Interim Eligible Lender Trustee on behalf of Funding, or asserted with respect to ownership of the Trust Student Loans) and costs and expenses in defending against the same.

(ii) SLM ECFC shall indemnify, defend and hold harmless Funding and the Interim Eligible Lender Trustee in its individual capacity, and the officers, directors, employees and agents of Funding and the Interim Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, SLM ECFC’s willful misfeasance, bad faith or gross negligence in the performance of its duties under these Master Terms, or by reason of reckless disregard of its obligations and duties under these Master Terms.

(iii) SLM ECFC shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Interim Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to these Master Terms, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Interim Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Interim Eligible Lender Trustee, (b) shall arise from any breach by the Interim Eligible Lender Trustee of its covenants in its individual capacity made under any of the Basic Documents; or (c) shall arise from the breach by the Interim Eligible Lender Trustee of any of its representations or warranties made in its individual capacity set forth in these Master Terms or any Purchase Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Interim Eligible Lender Trustee’s choice of legal counsel shall be subject to the approval of SLM ECFC, which approval shall not be unreasonably withheld.

Indemnification under this Section 9 shall survive the resignation or removal of the Interim Eligible Lender Trustee and the termination of these Master Terms, and shall include reasonable fees and expenses of counsel and expenses of litigation. If SLM ECFC shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to SLM ECFC, without interest.

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SECTION 10.	MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF THE SELLER

Any Person (a) into which SLM ECFC may be merged or consolidated, (b) which may result from any merger or consolidation to which SLM ECFC shall be a party or (c) which may succeed to the properties and assets of SLM ECFC substantially as a whole, shall be the successor to SLM ECFC without the execution or filing of any document or any further act by any of the parties to these Master Terms; provided, however, that SLM ECFC hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than SLM ECFC, executes an agreement of assumption to perform every obligation of SLM ECFC under these Master Terms, each Purchase Agreement and each Bill of Sale; (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5(A) shall have been breached; (iii) the surviving Person, if other than SLM ECFC, shall have delivered to the Interim Eligible Lender Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction; and (iv) if SLM ECFC is not the surviving entity, SLM ECFC shall have delivered to the Interim Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Funding and the Interim Eligible Lender Trustee, respectively, in the Purchased Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11.	LIMITATION ON LIABILITY OF SLM ECFC AND OTHERS

SLM ECFC and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way SLM ECFC’s obligations under Section 6). SLM ECFC shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Terms or any Purchase Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of SLM ECFC will constitute the sole remedy available to Funding for uncured breaches; provided, however, that the information with respect to the Purchased Loans listed on the related Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the related Bill of Sale and to the extent that the aggregate Principal Balance of the Purchased Loans listed on the related Bill of Sale is lesser than or greater than the Aggregate Principal Balance stated on the related Bill of Sale, (i) if lesser, SLM ECFC shall remit such amount to Funding and the Interim Eligible Lender Trustee, for the benefit of and on behalf of Funding, and (ii) if greater, Funding shall remit such amount to SLM ECFC. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

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SECTION 12.	LIMITATION OF LIABILITY OF INTERIM ELIGIBLE LENDER

Notwithstanding anything contained herein to the contrary, these Master Terms and the Initial Purchase Agreement has been, and any Additional Purchase Agreement will be, signed by The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely in its capacity as Interim Eligible Lender Trustee for Funding, and in no event shall The Bank of New York Mellon Trust Company, National Association, in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Interim Eligible Lender Trustee or Funding, under these Master Terms or any Purchase Agreements or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of Funding.

SECTION 13.	EXPENSES

Except as otherwise provided herein, each party to these Master Terms or any Purchase Agreement (other than the Interim Eligible Lender Trustee) shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Terms and any Purchase Agreement and the transactions contemplated herein or therein.

SECTION 14.	SURVIVAL OF COVENANTS/SUPERSESSION

All covenants, agreements, representations and warranties made herein and in or pursuant to the Initial Purchase Agreement and each Additional Purchase Agreement executed pursuant to these Master Terms shall survive the consummation of the acquisition of the Purchased Loans provided for in the related Purchase Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or on behalf of SLM ECFC shall bind and inure to the benefit of any successors or assigns of Funding and the Interim Eligible Lender Trustee on behalf of Funding and shall survive with respect to each Purchased Loan. Each Purchase Agreement supersedes all previous agreements and understandings between Funding and SLM ECFC with respect to the subject matter thereof. These Master Terms and any Purchase Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by Funding of any covenant, agreement, representation or warranty required to be made or furnished by SLM ECFC or the waiver by Funding of any provision herein contained or contained in any Purchase Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Purchase Agreement, be construed to lessen the right of Funding to insist upon the performance by SLM ECFC in strict accordance with said terms.

SECTION 15.	COMMUNICATION AND NOTICE REQUIREMENTS

All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to SLM ECFC or Funding, as the case may be, addressed as set forth in the Purchase Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to SLM ECFC or Funding by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

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SECTION 16.	FORM OF INSTRUMENTS

All instruments and documents delivered in connection with these Master Terms and any Purchase Agreement, and all proceedings to be taken in connection with these Master Terms and any Purchase Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Funding shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17.	AMENDMENT

These Master Terms, any Purchase Agreement, any Bill of Sale and any document or instrument delivered in accordance herewith or therewith may be amended by the parties thereto without the consent of the related Noteholders (i) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of such Noteholders; provided that such action will not, in the opinion of counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any such Noteholder, or (ii) to correct any manifest error in the terms of the related document as compared to the terms expressly set forth in the Prospectus.

These Master Terms, any Purchase Agreement and any document or instrument delivered in accordance herewith or therewith may also be amended from time to time by SLM ECFC, the Interim Eligible Lender Trustee and Funding, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the related document or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Purchased Loans or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders.

Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies then rating the Notes, five Business Days prior thereto), the Interim Eligible Lender Trustee shall furnish written notification (such notice to be prepared by the Administrator) of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies then rating the Notes.

It shall not be necessary for the consent of Noteholders pursuant to this Section 17 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to these Master Terms, the Interim Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that

SLM ECFC Purchase Agreement	22

execution of such amendment is authorized or permitted by these Master Terms and the Opinion of Counsel referred to in Section 7.1(i)(i) of the Administration Agreement. The Interim Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Interim Eligible Lender Trustee’s own rights, duties or immunities under these Master Terms or otherwise.

SECTION 18.	NONPETITION COVENANTS

Notwithstanding any prior termination of these Master Terms, SLM ECFC and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause Funding to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Funding under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignees, trustee, custodian, sequestrator or other similar official of Funding or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Funding; provided, however, that nothing herein shall be deemed to prohibit the Interim Eligible Lender Trustee from filing a claim in, or otherwise participating in, any such action or proceeding.

SECTION 19.	GOVERNING LAW

These Master Terms and any Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

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IN WITNESS WHEREOF, the parties hereto have caused these Master Terms to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM EDUCATION CREDIT FINANCE CORPORATION			SLM FUNDING LLC (Purchaser)
(Seller)

By:	/s/ Mark D. Rein		By:	/s/ Mark D. Rein
	Name:	Mark D. Rein	Name:	Mark D. Rein
	Title:	Vice President	Title:	Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Interim Eligible Lender Trustee

By:	/s/ Melissa A. Hancock
	Name:	Melissa A. Hancock
	Title:	Vice President

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Attachment A

INITIAL PURCHASE AGREEMENT

Dated as of January 19, 2012

PURCHASE AGREEMENT NUMBER 1

Pursuant to the Master Terms (as defined below), SLM ECFC hereby offers for sale to each of The Bank of New York Mellon Trust Company, National Association, as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC (“Funding”) under the Interim Trust Agreement dated as of January 19, 2012 between Funding and the Interim Eligible Lender Trustee, and Funding, the entire right, title and interest of SLM ECFC in the Loans described in the related Bill of Sale and related Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, Funding and the Interim Eligible Lender Trustee for the benefit of Funding accept SLM ECFC’s offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than two hundred and ten (210) days past due as of the Statistical Cutoff Date, which shall be October 31, 2011.

TERMS, CONDITIONS AND COVENANTS

In consideration of the Purchase Price, SLM ECFC hereby sells to each of Funding and the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of SLM ECFC in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000 (the “Master Terms”) and any amendments thereto, incorporated herein by reference, among SLM ECFC, Funding, and the Interim Eligible Lender Trustee. The Initial Payment for the Initial Loans shall be equal to the sum of (i) an amount payable to SLM ECFC in cash and (ii) the delivery of the Excess Distribution Certificate to SLM ECFC. The amount payable to SLM ECFC in cash shall be specified in a certificate to be delivered on and dated the Closing Date.

This document shall constitute the Initial Purchase Agreement referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms. All references in the Master Terms to Loans, Eligible Loans, Initial Loans or Purchased Loans, as applicable, shall be deemed to refer to the Loans governed by this Initial Purchase Agreement. SLM ECFC hereby makes all the representations and warranties set forth in Sections 5(A) and (B) of the Master Terms regarding the Initial Loans described in the Initial Bill of Sale and the related Loan Transmittal Summary Form, as of the Closing Date.

SLM ECFC authorizes the Interim Eligible Lender Trustee for the benefit of Funding to use a copy of the Initial Bill of Sale, including the Loan Transmittal Summary Form attached to the Initial Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantors of assignment to the Interim Eligible Lender Trustee on behalf of Funding of the Initial Loans purchased pursuant hereto on the Closing Date.

The parties hereto intend that the transfer of Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans from SLM ECFC to Funding and the Interim Eligible Lender Trustee for the benefit of Funding. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then SLM ECFC hereby grants to Funding and

SLM ECFC Purchase Agreement	1

the Interim Eligible Lender Trustee for the benefit of Funding a first priority security interest in and to all Purchased Loans described in the Initial Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

SLM ECFC Purchase Agreement	2

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement Number 1 to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM EDUCATION CREDIT FINANCE CORPORATION
(Seller)

By:	/s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

SLM FUNDING LLC
(Purchaser)

By:	/s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Interim Eligible Lender Trustee

By:	/s/ Melissa A. Hancock
Name: Melissa A. Hancock
Title: Vice President

SLM ECFC Purchase Agreement	3

PURCHASE AGREEMENT NUMBER 1

BLANKET ENDORSEMENT DATED JANUARY 19, 2012

SLM Education Credit Finance Corporation (“SLM ECFC”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Notes”) described in the Initial Bill of Sale dated the date hereof executed by SLM ECFC in favor of The Bank of New York Mellon Trust Company, National Association, as the Interim Eligible Lender Trustee for the benefit of SLM Funding LLC (“Funding”), and Funding. This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms referred to in the Initial Purchase Agreement among SLM ECFC, Funding and the Interim Eligible Lender Trustee which covers the promissory note.

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

Notwithstanding the foregoing, SLM ECFC agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE PURCHASED LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE INITIAL PURCHASE AGREEMENT. BY EXECUTION HEREOF, SLM ECFC ACKNOWLEDGES THAT SLM ECFC HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE INITIAL PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING’S PAYMENT TO SLM ECFC OF THE INITIAL PAYMENT (AS DEFINED IN THE MASTER TERMS) AND, UNLESS OTHERWISE AGREED BY SLM ECFC AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE INITIAL RELATED BILL OF SALE.

SLM ECFC Purchase Agreement	1

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER		PURCHASER
SLM Education Credit Finance Corporation 2001 Edmund Halley Drive Reston, Virginia 20191		The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC
Lender Code:		By:	/s/ Melissa A. Hancock
By:	/s/ Mark D. Rein		(Signature of Authorized Signatory for Purchaser)
	(Signature of Authorized Officer) Mark D. Rein	Name:	Melissa A. Hancock
Name: Title:		Title:	Vice President
	Vice President	Date of Purchase: January 19, 2012

SLM ECFC Purchase Agreement	2

Attachment B

INITIAL BILL OF SALE DATED JANUARY 19, 2012

The undersigned (“SLM ECFC”), for value received and pursuant to the terms and conditions of Purchase Agreement Number 1 (the “Purchase Agreement”) among SLM Funding LLC (“Funding”), and The Bank of New York Mellon Trust Company, National Association, as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of January 19, 2012 between Funding and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to Funding and the Interim Eligible Lender Trustee, for the benefit of Funding, and their assignees, without recourse except as provided in the Initial Purchase Agreement, all right, title and interest of SLM ECFC, including the insurance interest of SLM ECFC under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase. The portfolio of Loans accepted for purchase by Funding and the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

SLM ECFC hereby makes the representations and warranties set forth in Sections 5(A) and 5(B) of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Initial Purchase Agreement with respect to the Loans being sold hereby. SLM ECFC authorizes the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the related Initial Loans on the Closing Date.

LISTING OF LOANS ON FOLLOWING PAGE

SLM ECFC Purchase Agreement	1

CERTAIN OTHER LOAN CRITERIA

•	Not in claims status, not previously rejected

•	Not in litigation

•	Last disbursement was on or before the Statistical Cutoff Date

•	Loan is not swap-pending

*	Based upon SLM ECFC’s estimated calculations, which may be adjusted upward or downward based upon Funding’s reconciliation.
**	Includes interest to be capitalized.

SLM ECFC Purchase Agreement	2

Guarantors:

American Student Assistance

College Assist

Educational Credit Management Corporation

Finance Authority of Maine

Florida Office of Student Financial Assistance

Georgia Student Finance Commission

Great Lakes Higher Education Corporation

Illinois Student Assistance Commission

Iowa College Student Aid Commission

Kentucky Higher Education Assistance Authority

Louisiana Office of Student Financial Assistance

Michigan Guaranty Agency

Missouri Department of Higher Education

Montana Guaranteed Student Loan Program

Nebraska National Student Loan Program

New Hampshire Higher Education Assistance Foundation

New Jersey Higher Education Student Assistance Authority

New Mexico Student Loan Guarantee Corporation

New York State Higher Education Services Corporation

Northwest Education Loan Association

Oklahoma Guaranteed Student Loan Program

Pennsylvania Higher Education Assistance Agency

Rhode Island Higher Education Assistance Authority

Student Loan Guarantee Foundation of Arkansas

Tennessee Student Assistance Corporation

Texas Guaranteed Student Loan Corporation

United Student Aid Funds, Inc.

SLM ECFC Purchase Agreement	3

IN WITNESS WHEREOF, the parties hereto have caused this Initial Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER	PURCHASER
SLM Education Credit Finance Corporation 2001 Edmund Halley Drive Reston, Virginia 20191	The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC

Lender Code:	By: /s/ Melissa A. Hancock
(Signature of Authorized Signatory for Purchaser)
By: /s/ Mark D. Rein
(Signature of Authorized Officer)	Name: Melissa A. Hancock

Name: Mark D. Rein	Title: Vice President

Title: Vice President	Date of Purchase: January 19, 2012

PURCHASER

SLM Funding LLC 2001 Edmund Halley Drive Reston, Virginia 20191

By: /s/ Mark D. Rein
(Signature of Authorized Officer)

Name: Mark D. Rein

Title: Vice President

Date of Purchase: January 19, 2012

SLM ECFC Purchase Agreement	4

Attachment C

ADDITIONAL PURCHASE AGREEMENT NUMBER [    ]

Dated as of [            ], 2012

ADDITIONAL PURCHASE AGREEMENT NUMBER [    ]

SLM ECFC hereby offers for sale to each of The Bank of New York Mellon Trust Company, National Association, as Interim Eligible Lender Trustee for the benefit of SLM Funding, LLC (“Funding”), under the Interim Trust Agreement dated as of January 19, 2012 between Funding and the Interim Eligible Lender Trustee, and Funding, the entire right, title and interest of SLM ECFC in the Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form incorporated herein, and, to the extent indicated below, Funding and the Interim Eligible Lender Trustee for the benefit of Funding accept SLM ECFC’s offer.

TERMS, CONDITIONS AND COVENANTS

In consideration of the Additional Loans Purchase Price, SLM ECFC hereby sells to each of Funding and the Interim Eligible Lender Trustee for the benefit of Funding the entire right, title and interest of SLM ECFC in the Loans accepted for purchase, subject to all the terms and conditions of the Purchase Agreement Master Securitization Terms Number 1000, dated January 19, 2012 (the “Master Terms”), and any amendments thereto permitted by its terms, incorporated herein by reference, among SLM ECFC, Funding and the Interim Eligible Lender Trustee. The applicable Additional Loans Purchase Price shall be $[    ].

This document shall constitute an Additional Purchase Agreement as referred to in the Master Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Terms. All references in the Master Terms to Loans or Additional Loans or to Purchased Loans, as applicable, shall be deemed to refer to the Additional Loans governed by this Additional Purchase Agreement. SLM ECFC hereby makes the representations and warranties set forth in Sections 5(A) and (B) of the Master Terms regarding the Additional Loans described in the related Additional Bill of Sale and the related Loan Transmittal Summary Form, as of the related Purchase Date.

SLM ECFC authorizes the Interim Eligible Lender Trustee for the benefit of Funding to use a copy of the related Additional Bill of Sale, including the Loan Transmittal Summary Form attached to such Additional Bill of Sale (in lieu of OE Form 1074), as official notification to the applicable Guarantor of assignment to the Interim Eligible Lender Trustee on behalf of the Purchaser of the Loans purchased pursuant hereto on the Purchase Date.

The parties hereto intend that the transfer of Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form be, and be construed as, a valid sale of such Purchased Loans from SLM ECFC to Funding and the Interim Eligible Lender Trustee for the benefit of Funding. However, in the event that notwithstanding the intention of the parties, such transfer is deemed to be a transfer for security, then SLM ECFC hereby grants to Funding and the Interim Eligible Lender Trustee for the benefit of Funding a first priority

SLM ECFC Purchase Agreement	1

security interest in and to all Additional Loans described in the related Additional Bill of Sale and related Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Purchased Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Additional Purchase Agreement Number [     ] to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SLM EDUCATION CREDIT FINANCE CORPORATION
(Seller)

By:

Name:

Title:

SLM FUNDING LLC
(Purchaser)

By:

Name:

Title:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Interim Eligible Lender Trustee

By:

Name:

Title:

SLM ECFC Purchase Agreement	2

ADDITIONAL PURCHASE AGREEMENT NUMBER [    ]

[    ] BLANKET ENDORSEMENT DATED [            ], 2012

SLM Education Credit Finance Corporation (“SLM ECFC”), by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes (the “Notes”) described in the Additional Bill of Sale executed by SLM ECFC in favor of The Bank of New York Mellon Trust Company, National Association, as the Interim Eligible Lender Trustee for the benefit of SLM Funding LLC (“Funding”), and Funding. This endorsement is in blank, unrestricted form and without recourse except as provided in Section 6 of the Master Terms referred to in the Additional Purchase Agreement among SLM ECFC, Funding and the Interim Eligible Lender Trustee which covers the promissory note (the “Additional Purchase Agreement”).

This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

Notwithstanding the foregoing, SLM ECFC agrees to individually endorse each Note in the form provided by Funding as Funding may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

THE SALE AND PURCHASE OF THE ADDITIONAL LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THIS BLANKET ENDORSEMENT, AS SET FORTH IN THE RELATED ADDITIONAL PURCHASE AGREEMENT. BY EXECUTION HEREOF, SLM ECFC ACKNOWLEDGES THAT SLM ECFC HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE ADDITIONAL PURCHASE AGREEMENT. THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON FUNDING’S PAYMENT TO SLM ECFC OF THE ADDITIONAL LOANS PURCHASE PRICE AND, UNLESS OTHERWISE AGREED BY SLM ECFC AND FUNDING, SHALL BE EFFECTIVE AS OF THE DATE OF THE ADDITIONAL BILL OF SALE.

SLM ECFC Purchase Agreement	1

IN WITNESS WHEREOF, the parties hereto have caused this Blanket Endorsement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER	PURCHASER
SLM Education Credit Finance Corporation 2001 Edmund Halley Drive Reston, Virginia 20191	The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC
Lender Code:	By: ________________________________________
By: ____________________________	(Signature of Authorized Signatory for Purchaser)
(Signature of Authorized Officer)	Name:
Name:	Title:
Title:	Date of Purchase:

SLM ECFC Purchase Agreement	2

Attachment D

ADDITIONAL BILL OF SALE

DATED [            ], 2012

The undersigned (“SLM ECFC”), for value received and pursuant to the terms and conditions of Additional Purchase Agreement Number [        ] (the “Purchase Agreement”) among SLM Funding LLC (“Funding”), and The Bank of New York Mellon Trust Company, National Association, as Interim Eligible Lender Trustee for the benefit of Funding under the Interim Trust Agreement dated as of January 19, 2012 between Funding and the Interim Eligible Lender Trustee, does hereby sell, assign and convey to Funding and the Interim Eligible Lender Trustee for the benefit of Funding, and their assignees, without recourse except as provided in the Additional Purchase Agreement, all right, title and interest of SLM ECFC, including the insurance interest of SLM ECFC under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), that the Interim Eligible Lender Trustee for the benefit of Funding has accepted for purchase. The portfolio of Additional Loans accepted for purchase by Funding and the Interim Eligible Lender Trustee for the benefit of Funding and the effective date of sale and purchase are described below and the individual accounts are listed on the Schedule A attached hereto.

SLM ECFC hereby makes the representations and warranties set forth in Sections 5(A) and 5(B) of the Purchase Agreement Master Securitization Terms Number 1000 incorporated by reference in the Additional Purchase Agreement related hereto with respect to the Additional Loans being sold hereby. SLM ECFC authorizes the Interim Eligible Lender Trustee on behalf of Funding to use a copy of this document (in lieu of OE Form 1074) as official notification to the applicable Guarantor(s) of assignment to the Interim Eligible Lender Trustee for the benefit of Funding of the portfolio of Additional Loans accepted for purchase, on the Purchase Date.

LISTING OF LOANS ON FOLLOWING PAGE

SLM ECFC Purchase Agreement	1

CERTAIN OTHER LOAN CRITERIA

•	Not in claims status, not previously rejected

•	Not in litigation

•	Last disbursement was on or before the related Subsequent Cutoff Date

•	Loan is not swap-pending

*	Based upon SLM ECFC’s estimated calculations, which may be adjusted upward or downward based upon Funding’s reconciliation.
**	Includes interest to be capitalized.

SLM ECFC Purchase Agreement	2

Guarantor(s):

American Student Assistance

College Assist

Educational Credit Management Corporation

Finance Authority of Maine

Florida Office of Student Financial Assistance

Georgia Student Finance Commission

Great Lakes Higher Education Corporation

Illinois Student Assistance Commission

Iowa College Student Aid Commission

Kentucky Higher Education Assistance Authority

Louisiana Office of Student Financial Assistance

Michigan Guaranty Agency

Missouri Department of Higher Education

Montana Guaranteed Student Loan Program

Nebraska National Student Loan Program

New Hampshire Higher Education Assistance Foundation

New Jersey Higher Education Student Assistance Authority

New Mexico Student Loan Guarantee Corporation

New York State Higher Education Services Corporation

Northwest Education Loan Association

Oklahoma Guaranteed Student Loan Program

Pennsylvania Higher Education Assistance Agency

Rhode Island Higher Education Assistance Authority

Student Loan Guarantee Foundation of Arkansas

Tennessee Student Assistance Corporation

Texas Guaranteed Student Loan Corporation

United Student Aid Funds, Inc.

SLM ECFC Purchase Agreement	3

IN WITNESS WHEREOF, the parties hereto have caused this Additional Bill of Sale to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

SELLER	PURCHASER

SLM Education Credit Finance Corporation 2001 Edmund Halley Drive Reston, Virginia 20191	The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee for the benefit of SLM Funding LLC

Lender Code:

By:	By:
(Signature of Authorized Officer)	(Signature of Authorized Signatory for Purchaser)

Name:	Name:

Title:	Title:

Date of Purchase:

PURCHASER

SLM Funding LLC 2001 Edmund Halley Drive Reston, Virginia 20191

By:
(Signature of Authorized Officer)

Name:

Title:

Date of Purchase:

SLM ECFC Purchase Agreement	4

Annex I

LOAN TRANSMITTAL SUMMARY FORM

Additional Loans	Principal Balance as of the related Subsequent Cutoff Date	Purchase Price

SLM ECFC Purchase Agreement	I-1